TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus and Summary Prospectus

* * *

Transamerica AEGON U.S. Government Securities VP

Effective on or about December 21, 2012, the following will replace the information in the Summary Prospectus under the section entitled “Management – Portfolio Managers” relating to Transamerica AEGON U.S. Government Securities VP:

Investment Adviser:	Portfolio Managers:
Transamerica Asset Management, Inc.	David Halfpap, CFA, Portfolio Manager since 2011
Doug Weih, Portfolio Manager since 2011

Effective on or about December 21, 2012, the following will replace the information in the Prospectus under the section entitled “Shareholder Information – Portfolio Manager(s)” relating to Transamerica AEGON U.S. Government Securities VP:

Name	Sub-Adviser	Positions Over Past Five Years
David Halfpap, CFA	AEGON USA Investment Management, LLC

Portfolio Manager of the portfolio

since 2011; Portfolio Manager with

AEGON USA Investment

Management, LLC since 1979; Senior

Vice President (1995 – present); Head

of Investment Strategy since 2011;

Member of Pension Investment Committee

Doug Weih	AEGON USA Investment Management, LLC	Portfolio Manager of the portfolio since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 2003; Director of Public Securitized Bonds since 2009

* * *

Investors Should Retain this Supplement for Future Reference

December 19, 2012